Exhibit 99.1

Support.com and Greenidge Generation Holdings Inc. Announce Update on Merger Closing

Los Angeles, CA and Dresden, NY– September 13, 2021 – Support.com, Inc. (NASDAQ: SPRT), a leader in customer and technical support solutions delivered by home-based employees, and Greenidge Generation Holdings Inc. (“Greenidge”), a vertically integrated bitcoin mining and power generation company, today announced an update regarding their previously announced pending merger transaction. The parties expect the pending merger to close and become effective at the close of trading on September 14, 2021 (subject to the satisfaction or waiver of all closing conditions contained in the merger agreement), and shares of Greenidge Class A common stock to begin trading on The Nasdaq Global Select Market under the ticker symbol “GREE” on September 15, 2021.

In addition, pursuant to the terms of the merger agreement, the parties are announcing the final exchange ratio for the exchange of shares in the pending merger. Subject to the terms and conditions of the merger agreement, at the effective time of the merger, each share of Support.com, Inc. common stock issued and outstanding immediately prior to the effective time will be cancelled and extinguished and automatically converted into the right to receive 0.115 shares of Greenidge Class A common stock, plus cash in lieu of any fractional shares of Greenidge Class A common stock resulting from such calculation.

About Support.com

Support.com, Inc. is a leading provider of customer and technical support solutions delivered by home-based employees. For more than twenty years, the company has achieved stellar results for global enterprise clients and top-tier businesses. Support.com’s proven, omnichannel solutions have been specifically designed and optimized for the homesourcing™ environment, resulting in industry-leading NPS scores and first call resolution rates. The company efficiently meets changing client needs through its highly scalable, global network of home-based employees and secure, proprietary, cloud-based platforms. For more information, please visit www.support.com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

© 2021 Support.com, Inc. All rights reserved. Support.com and the Support.com logo are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other marks are the property of their respective owners.

About Greenidge Generation Holdings Inc.

Greenidge Generation Holdings Inc. is a vertically integrated bitcoin mining and power generation company with operations in Upstate New York and plans to expand operations to South Carolina. Boasting an environmentally-sound 106MW natural gas plant that has undergone a remarkable transformation in recent years, Greenidge enjoys significant competitive advantages including low fixed costs, an efficient mining fleet, in-house operational expertise and low power costs due to its access to some of the least expensive natural gas in North America. Greenidge Generation Holdings Inc. (“Greenidge”) is a vertically integrated bitcoin mining and power generation company. Greenidge is committed to 100% carbon-neutral bitcoin mining at all of its locations by utilizing low-carbon sources of energy and offsetting its carbon footprint. Greenidge currently operates one facility in Upstate New York and expects to expand operations to a second location in South Carolina in the upcoming months, which will source the majority of its electricity from zero-carbon sources.

Safe Harbor Statement

This announcement may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, all statements relating to Support.com’s plans to build an enterprise-ready leader in homesourcing™. Such forward-looking statements are based on current expectations and information that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including Support.com’s ability to retain and grow major programs, Support.com’s ability to expand and diversify its customer base, Support.com’s ability to maintain and grow revenue, any acquisitions Support.com may make, Support.com’s ability to successfully develop new products and services, Support.com’s ability to manage its workforce, Support.com’s ability to operate in markets that are subject to extensive regulations, Support.com’s ability to control expenses, achieve desired margins and maintain or improve gross margin, Support.com’s dependence on a small number of customers and partners, Support.com’s ability to attract, train and retain talented employees, potential intellectual property, class action or other litigation, fluctuations in government laws and regulations, Support.com’s ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, Support.com’s ability to execute any cost reduction program, any expenses or reputational damage associated with resolving customer warranty and/or indemnification claims, Support.com’s ability to manage the effects of any cost reduction plan on its workforce and other operations, and the occurrence of any event, change, or other circumstances that could give rise to the termination of the proposed merger or delay in the closing of the proposed merger. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. More information on these risks and other potential factors that could affect Support’s business and financial results is included in Support.com’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Support.com’s most recently filed periodic reports on Form 10-K/A and Form 10-Q and subsequent filings. Support.com assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Additional factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to: (i) the ability to recognize the anticipated objectives and benefits, including tax benefits, of the proposed merger; (ii) changes in applicable laws, regulations or permits affecting Greenidge’s operations or the industries in which it operates, including regulation of the energy industry or regarding cryptocurrency; (iii) risks related to failure to obtain adequate financing on a timely basis and on acceptable terms with regard to growth strategies or operations; (iv) fluctuations in the market pricing of cryptocurrencies; (v) loss of public confidence in cryptocurrencies; (vi) the potential of cybercrime, money laundering, malware infections and phishing, and the costs associated with such issues; (vii) the potential of cryptocurrency market manipulation; (viii) the economics of mining cryptocurrency, including as to variables or factors affecting the cost, efficiency and profitability of mining; (ix) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of Greenidge, including mining equipment, (x) the possibility that Greenidge may be adversely affected by other economic, business or competitive factors, including factors affecting the industries in which it operates or upon which it relies and is dependent; (xi) an inability to expand successfully to other facilities, mine other cryptocurrencies or otherwise expand the business; (xii) any potential litigation involving either or both of Greenidge or Support.com in connection with the proposed merger; (xiii) costs and expenses relating to cryptocurrency transaction fees and fluctuation in cryptocurrency transaction fees; (xiv) Greenidge’s single operating facility may realize material, if not total, loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage; (xv) other risks and uncertainties related to the business plan, business strategy, acquisition strategy and buildout strategy of Greenidge; (xvi) the potential economic fallout resulting from the COVID-19 outbreak. The actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. Greenidge does not undertake any obligation to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, changes in assumptions or otherwise, after the date of this press release.

Support.com Investor Contact

Jacob Moelter

IR@support.com

Greenidge Investor Contact

investorrelations@greenidge.com